UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 11, 2005
(Date of earliest event reported)

KNAPE & VOGT MANUFACTURING COMPANY
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation) 2700 Oak Industrial Drive, NE Grand Rapids, Michigan (Address of principal executive office)	000-01859 (Commission File Number)	38-0722920 (IRS Employer Identification No.) 49505 (Zip Code)

Registrant's telephone number, including area code: (616) 459-3311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02   Results of Operations and Financial Condition

On August 11, 2005, Knape & Vogt Manufacturing Company issued a press release announcing results for the fourth quarter and fiscal year ended July 2, 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated August 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 11, 2005	KNAPE & VOGT MANUFACTURING COMPANY
   (Registrant)

/s/ William R. Dutmers
——————————————
William R. Dutmers
Chairman and
Chief Executive Officer

/s/ Leslie J. Cummings
——————————————
Leslie J. Cummings
Vice President of Finance and Treasurer

EXHIBIT INDEX

Exhibit 99.1     Press Release Dated August 11, 2005